UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 1, 2017, Giuseppe Accogli, formerly the Corporate Vice President and President, Renal of Baxter International Inc. (the “Company”), changed roles and has assumed the role of Senior Vice President and President, Global Businesses. Brik Eyre, formerly the Corporate Vice President and President, Hospital Products of the Company, changed roles and has assumed the role of Senior Vice President and President, Americas effective as of the same date. These changes were made in connection with the Company’s continuing portfolio management and transformation efforts.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 2, 2017, the Company held its annual meeting of stockholders. Of the 541,957,424 shares outstanding and entitled to vote, 463,286,811 shares were represented at the meeting, constituting a quorum of approximately 85.5%. The following is a summary of the matters voted on at the meeting.

(a)	The eight nominees for director were elected as follows:

Nominee	For	Against	Abstain	Broker Non- Votes
José (Joe) Almeida	384,103,720	21,180,292	5,904,089	52,098,710
Thomas F. Chen	400,745,186	9,978,717	464,198	52,098,710
John D. Forsyth	393,067,950	17,639,528	480,623	52,098,710
Munib Islam	392,787,890	17,887,002	513,209	52,098,710
Michael F. Mahoney	400,763,563	9,941,483	483,055	52,098,710
Carole J. Shapazian	399,898,863	10,840,154	449,084	52,098,710
Thomas T. Stallkamp	392,184,503	18,527,024	476,574	52,098,710
Albert P.L. Stroucken	396,538,427	14,174,655	475,019	52,098,710

(b)	By the following vote, stockholders approved, on an advisory basis, the 2016 compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
397,027,576	13,170,037	990,488	52,098,710

(c)	By the following vote, shareholders recommended, on an advisory basis, to hold an advisory vote on executive compensation on an annual basis:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
362,847,120	1,936,480	45,599,733	804,768	52,098,710

The Company will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

(d)	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 was ratified by the following vote:

For	Against	Abstain
451,261,925	9,277,776	2,747,110

(e)	By the following vote, stockholders did not approve the stockholder proposal relating to amending the proxy access bylaw to increase the stockholder aggregation cap:

For	Against	Abstain	Broker Non-Votes
115,315,542	293,964,705	1,907,854	52,098,710

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2017

BAXTER INTERNATIONAL INC.

/s/ Sean Martin
By:	Sean Martin
Senior Vice President and General Counsel